SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549




                            FORM 8-K


                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  July 28, 1995

                Rollins Environmental Services, Inc.
     (Exact name of registrant as specified in its charter)



    Delaware                    1-8368             51-0228924
(State or other jurisdiction  (Commission        (IRS Employer
  of incorporation)           File number)     Identification No.)


     One Rollins Plaza, Wilmington, Delaware           19803
   (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code  (302) 426-2700

Item 5.   Other Events.

     Effective at the close of business July 28, 1995, Dr. Nicholas Pappas has been elected Vice Chairman of the Board of Directors of the Company. Effective on the same date, John V. Flynn, Jr. was elected to replace Dr. Pappas as President and Chief Operating Officer of the Company.



                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Rollins Environmental Services, Inc.



DATE:  July 28, 1995     BY: \s\  John W. Rollins, Jr.
                              John W. Rollins, Jr.
                              Senior Vice Chairman of the Board